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                                                                    Exhibit 10.1


                            INDEMNIFICATION AGREEMENT


         THIS AGREEMENT is made and entered into this ____ day of _____________, _____ between Senomyx, Inc., a Delaware corporation ("Corporation"), and
___________ ("Agent").


                                    RECITALS

         A. Agent will serve, at the will of Corporation or under separate contract, if any such contract exists, as director, officer or other fiduciary of Corporation (including any employee benefit plan of Corporation) faithfully and to the best of Agent's ability so long as Agent is duly elected and qualified in accordance with the provisions of the Bylaws or other applicable charter documents of Corporation; PROVIDED, HOWEVER, that Agent may at any time and for any reason resign from such position (subject to any contractual obligation that Agent may have assumed apart from this Agreement) and that Corporation shall have no obligation under this Agreement to continue Agent in any such position; and

         B. The stockholders of Corporation have adopted Bylaws (the "Bylaws") providing for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by the Delaware General Corporations Law, as amended (the "DGCL"); and

         C. The Bylaws and the DGCL, by their non-exclusive nature, permit contracts between Corporation and its agents with respect to indemnification of such agents; and

         D. In accordance with the authorization as provided by the DGCL, Corporation has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & O Insurance"), covering certain liabilities which may be incurred by its officers and directors in their performance as agents of Corporation; and

         E. As a result of developments affecting the terms, scope and availability of D & O Insurance there exists general uncertainty as to the extent of protection afforded its agents by such D & O Insurance and by statutory and bylaw indemnification provisions; and

         F. In order to induce Agent to continue to serve in such capacity, Corporation has determined and agreed to enter into this Agreement with Agent.

         NOW, THEREFORE, in consideration of Agent's continued service as an officer or director after the date hereof, the parties hereto agree as follows:


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                                    AGREEMENT

         1. INDEMNITY OF AGENT. Corporation hereby agrees to hold harmless and indemnify Agent to the fullest extent authorized or permitted by the provisions of the Bylaws and the DGCL, as the same may be amended from time to time but, only to the extent that such amendment permits Corporation to provide broader indemnification rights than the Bylaws or the DGCL permitted prior to adoption of such amendment).

         2. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Agent:

                  (a) against any and all expenses (including attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Agent in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Agent is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Agent is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                  (b) otherwise to the fullest extent as may be provided to Agent by Corporation under the non-exclusivity provisions of Article XI, Section 43 of the Bylaws of Corporation and the DGCL.

         3.       LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to
Section 2 hereof shall be paid by Corporation:

                  (a) except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which Agent is indemnified pursuant to Section 1 hereof or pursuant to any D & O Insurance purchased and maintained by Corporation;

                  (b) in respect to remuneration paid to Agent if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                  (c) on account of any claim against Agent for an accounting of profits made from the purchase or sale by Agent of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law;


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                  (d)      on account of Agent's conduct that is established by
a final judgment to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

                  (e) on account of Agent's conduct that is established by a final judgment as constituting a breach of Agent's duty of loyalty to Corporation or resulting in any personal profit or advantage to which Agent was not legally entitled;

                  (f) for which payment is actually made to Agent under a valid and collectible insurance policy or under a valid and enforceable indemnity clause, bylaw or agreement, except in respect of any excess beyond payment under such insurance, clause, bylaw or agreement;

                  (g) on account of any action, claim or proceeding initiated by Agent unless (i) such action, claim or proceeding was authorized in the specific case by action of the Board of Directors, (ii) such indemnification is expressly required to be made by law, (iii) such indemnification is provided by Corporation, in its sole discretion, pursuant to the powers vested in Corporation under the DGCL, or (iv) the proceeding is initiated pursuant to
Section 9(b) hereof; or

                  (h) if such indemnification is not lawful (and, in this respect, both Corporation and Agent have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

         4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a Court decision described in Section 3(h) hereof based on grounds other than any of those set forth in paragraphs (b) through (g) of Section 3 hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is jointly liable with Agent (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Agent in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Agent on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Agent on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Agent on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.


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         5.       CONTINUATION OF OBLIGATIONS. All agreements and obligations of
Corporation contained herein shall continue during the period Agent is a director, officer, employee or other fiduciary of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Agent shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative, or investigative, by reason of the fact that Agent was an officer or director of Corporation or serving in any other capacity referred to herein.

         6. PARTIAL INDEMNIFICATION. Agent shall be entitled under this Agreement to indemnification by Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that Agent becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 2 hereof even if not entitled hereunder to indemnification for the total amount thereof, and Corporation shall indemnify Agent for the portion thereof to which Agent is entitled.

         7. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Agent of notice of the commencement of any action, suit or proceeding, Agent will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Agent otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Agent notifies Corporation of the commencement thereof:

                  (a) Corporation will be entitled to participate therein at its own expense;

                  (b) except as otherwise provided below, to the extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Agent. After notice from Corporation to Agent of its election so as to assume the defense thereof, Corporation will not be liable to Agent under this Agreement for any legal or other expenses subsequently incurred by Agent in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Agent shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Agent unless (i) the employment of counsel by Agent has been authorized by Corporation, (ii) Agent shall have reasonably concluded, and shall have so notified Corporation, that there is an actual conflict of interest between Corporation and Agent in the conduct of the defense of such action, or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Agent's separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Agent shall have made the conclusion provided for in (ii) above; and


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                  (c)      Corporation shall not be liable to indemnify Agent
under this Agreement for any amounts paid in settlement of any action or claim effected without Corporation's written consent. Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner that would impose any penalty or limitation on Agent without Agent's written consent. Neither Corporation nor Agent will unreasonably withhold its consent to any proposed settlement.

         8. EXPENSES. The Corporation shall advance, prior to the final dispositions of any proceeding, promptly following request therefore, all expenses incurred by Agent in connection with such proceeding upon receipt of an undertaking by or on behalf of Agent to repay said amounts if it shall be determined ultimately that Agent is not entitled to be indemnified under the provisions of this Agreement, the Bylaws, the DGCL or otherwise.

         9.       ENFORCEMENT.

                  (a) Corporation expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Agent to continue as an officer or director of Corporation, and acknowledges that Agent is relying upon this Agreement in continuing in such capacity.

                  (b) Any right to indemnification or advances granted by this Agreement to Agent shall be enforceable by or on behalf of Agent in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, or (ii) no disposition of such claim is made within ninety (90) days of request therefor. Agent, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 2 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, PROVIDED THAT the required undertaking has been tendered to Corporation) that Agent is not entitled to indemnification because of the limitations set forth in Section 3 hereof. Neither the failure of Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of Agent is proper in the circumstances, nor an actual determination by Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that Agent is not entitled to indemnification under this Agreement or otherwise.

         10. SUBROGATION. In the event of payment under this agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Agent, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.


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         11.      NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Agent by this Agreement shall not be exclusive of any other right which Agent may have or hereafter acquire under any statute, provision of Corporation's Certificate of Incorporation or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

         12.      SURVIVAL OF RIGHTS.

                  (a) The rights conferred on Agent by this Agreement shall continued after Agent has ceased to be a director, officer, employee or other agent of Corporation or to serve at the request of Corporation as a director, officer, employee or other agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise and shall inure to the benefit of Agent's heirs, executors and administrators.

                  (b) Corporation shall require any successor (whether director or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that Corporation would be required to perform if no such succession had taken place.

         13. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Corporation to indemnify the Agent to the full extent provided by the Bylaws or the DGCL.

         14. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

         15. BINDING EFFECT. This Agreement shall be binding upon Agent and upon Corporation, its successors and assigns, and shall inure to the benefit of Agent, Agent's heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

         16. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         17. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.


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         18.      HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or affect the construction hereof.

         19. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid:

                  (a) If to Agent, at the address indicated on the signature page hereof.

                  (b)      If to Corporation, to:

                           Senomyx, Inc.
                           11099 North Torrey Pines Road
                           La Jolla, CA 92037
                           Attention:  Corporate Counsel

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                      SENOMYX, INC.



                                      By:
                                          --------------------------------------
                                          Paul Grayson
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                      AGENT



                                      By:
                                          --------------------------------------

                                      Name:
                                            ------------------------------------

                                      Address:
                                               ---------------------------------


Senomyx Legal Dept. Approval:


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